UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  September 4, 2019

SECOND SIGHT MEDICAL PRODUCTS, INC.
(Exact Name of Registrant as Specified in Its Charter)
California
(State or Other Jurisdiction of Incorporation)

001-36747	02-0692322
(Commission File Number)	(IRS Employer Identification No.)
12744 San Fernando Road, Suite 400 Sylmar, California 91342

(Address of Principal Executive Offices)

(818) 833-5000
(Registrant's Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	EYES	Nasdaq
Warrants	EYESW	Nasdaq

ITEM 7.01. REGULATION FD DISCLOSURE

Second Sight Medical Products, Inc. (“Second Sight” or the “Company”), will make presentations at investment conferences as described in Item 8.01 below (“Conferences”).  A copy of a slide presentation that Will McGuire, President and Chief Executive Officer and John Blake, Chief Financial Officer, intend to use (the “Presentation Materials”) during the Conferences is attached to this Current Report on Form 8-K as Exhibit 99.1, and is incorporated by reference herein.  The Presentation Materials speak as of the date of this Current Report on Form 8-K. While Second Sight may elect to update the Presentation Materials in the future or reflect events and circumstances occurring or existing after the date of this Current Report on Form 8-K, Second Sight specifically disclaims any obligation to do so.  The information contained in this Item 7.01 and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by reference in such a filing.

ITEM 8.01 Other Events

Will McGuire, President and Chief Executive Officer and John Blake, Chief Financial Officer, will make presentations as follows:

Conference:2019 Wells Fargo Healthcare Conference

Date:Wednesday, September 4, 2019

Time:3:00 P.M. Eastern Daylight Time

Location:Westin Copley Place, Boston, MA

Webcast:https://cc.talkpoint.com/well001/090419a_js/?entity=79_DOKDK3H

Presenter: Will McGuire, Chief Executive Officer

The Wells Fargo presentation will be webcast live at the aforementioned time and will be archived for 30 days thereafter, via the Company’s website at www.secondsight.com, under the Investors Section.

Conference:4th Annual Dougherty & Company Institutional Investor Conference

Date:Thursday, September 5, 2019

Location:Millennium Hotel, Minneapolis, MN

Event format:1x1 meetings

Presenter:John Blake, Chief Financial Officer

Conference:H.C. Wainwright 21st Annual Global Investment Conference

Date:Monday, September 9, 2019

Time:2:10 P.M. Eastern Daylight Time

Location:Lotte New York Palace Hotel, New York, NY

Presenter: Will McGuire, Chief Executive Officer

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No. Description

99.1 Presentation Materials dated September 4, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 4, 2019

SECOND SIGHT MEDICAL PRODUCTS, INC.

/s/ John T. Blake

By: John T. Blake

Chief Financial Officer

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